UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

PROVIDENT FINANCIAL GROUP, INC. (Exact name of Registrant as specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-8019 (Commission File Number)	31-0982792 (IRS Employer Identification No.)

One East Fourth Street, Cincinnati, Ohio (Address of Principal Executive Offices)	45202 (Zip Code)

Registrant’s telephone number, including area code 1-800-851-9521 or 513-345-7102

Item 12 – Results of Operations and Financial Condition.

On April 21, 2004, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL GROUP, INC.

By:	/s/ Christopher J. Carey Christopher J. Carey, Executive Vice President and Chief Financial Officer

April 21, 2004